Exhibit 10.1

SECOND AMENDMENT

This Second Amendment (this “Second Amendment”), dated as of June 4, 2021, to the Credit Agreement, dated as of November 30, 2017 (as amended by First Amendment and Limited Waiver, dated as of April 30, 2019, and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), is made by and among Entravision Communications Corporation, a Delaware corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower and the Required Lenders may amend any provision of the Credit Agreement or any other Loan Document pursuant to an agreement in writing; and

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower and each of the undersigned Lenders, together constituting the Required Lenders, are willing to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendments to the Credit Agreement.  The Credit Agreement is, effective as of the Effective Date (as defined below), hereby amended as follows:

(a)The following definitions appearing in Section 1.01 of the Credit Agreement are hereby amended and restated in their entireties as set forth below:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Consolidated Net Income” means net income (or loss) for the applicable period of measurement of Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP, but excluding: (a) the income (or loss) of any Person which is not a Subsidiary of the

Borrower, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries by such Person during such period; (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries or that Person’s assets are acquired by the Borrower or any of its Subsidiaries; (c) [reserved]; (d) after-tax gains or losses from the sale, exchange, transfer or other disposition of property or assets not in the ordinary course of business of the Borrower and its Subsidiaries or returned surplus assets of any pension plan; (e) the cumulative effect of a change in accounting principles; (f) any non-cash compensation expense realized from grants of performance shares, stock options or other rights to officers, directors and employees of the Borrower and its Subsidiaries (provided, that such shares, options or other rights can be redeemed at the option of the holder only for Stock (other than Disqualified Stock) of the Borrower); (g) any other net extraordinary gains or losses of the Borrower or its Subsidiaries; and (h) all expenses related to, and gains arising from, the Borrower’s participation, through its wholly-owned Subsidiary, in the broadcast incentive auction conducted by the FCC pursuant to Section 6403 of the Middle Class Tax Relief and Job Creation Act (Pub. L. No. 11296, § 6403, 126 Stat. 156, 225-230 (2012) and the rules and regulations adopted by the FCC to effectuate such law.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(b)The following definitions shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(c)Section 6.02 is hereby amended by (i) deleting “and” at the end of clause (f) thereof, (ii) adding “and” at the end of clause (g) thereof and (iii) adding the below as clause (h):

“(h)  promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with the Beneficial Ownership Regulation.”

(d)Clause (m) of Section 7.02 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

“Investments (i) by Loan Parties in Subsidiaries that are not Loan Parties and (ii) by Subsidiaries that are not Loan Parties in other Subsidiaries that are not Loan Parties; provided, that, Investments permitted under this clause (m) in Unrestricted Subsidiaries made after the Effective Date (as defined in the Second Amendment) shall not exceed $75,000,000 in the aggregate at any one time outstanding;”

(e)Section 7.02 of the Credit Agreement is hereby amended by deleting the proviso immediately following clause (r) in its entirety.

(f)Section 10.23 is hereby amended and restated in its entirety as set forth below:

Section 10.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.   Solely to the extent any Lender that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

1.the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and

2.the effects of any Bail-in Action on any such liability, including, if applicable:

1.a reduction in full or in part or cancellation of any such liability;

2.a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

3.the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

(g)Section 10.24 is hereby amended and restated in its entirety as set forth below:

Section 10.24.Certain ERISA Matters.  (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

(h)	The following Section 10.25 is hereby added after Section 10.24 of the Credit Agreement:

Section 10.25.  Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)As used in this Section 10.25, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

3.Conditions Precedent.  This Second Amendment shall become effective on the date when the following conditions are met (the “Effective Date”):

(i)the Administrative Agent shall have received a counterpart signature page of this Second Amendment duly executed by each of the Borrower, the Administrative Agent and Lenders constituting the Required Lenders;

(ii)the Borrower shall have paid to the Administrative Agent, for the account of each Lender that has delivered a counterpart to this Second Amendment, a consent fee equal to 0.375% of the aggregate principal amount of the outstanding Loans held by such Lender;

(iii) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of execution, delivery and performance of this Second Amendment, the performance of the Credit Agreement and each other applicable Loan Document and any other legal matters relating to the Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and

(iv)the Borrower shall have paid all amounts due and payable pursuant to this Second Amendment, including, to the extent invoiced, reimbursement or payment of documented and reasonable out-of-pocket expenses in connection with this Second Amendment and related matters (including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent), any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement and any expense payable to the Administrative Agent or its affiliates as separately agreed.

5. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as of the Effective Date:

(i)the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and in each other Loan Document (and acknowledging that this Second Amendment is a Loan Document) are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects; and

(ii)other than the Specified Default, no Default or Event of Default exists or will result from this Second Amendment.

6.  Costs and Expenses. The Borrower agrees to pay (i) all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent (including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent) in connection with the preparation, execution, delivery and administration of this Second Amendment, the other instruments and documents to be delivered hereunder and related matters with respect to the Loan Documents and transactions contemplated hereby.

7. Counterparts.  This Second Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Engagement Letter by facsimile or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Engagement Letter shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

8.  Governing Law; Waiver of Right of Trial by Jury.  Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

9.  Effect of Second Amendment. Except as expressly set forth herein, (i) this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement as amended hereby, or any other Loan Document, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  This Second Amendment shall constitute a Loan Document for all purposes and from and after the Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement after giving effect to this Second Amendment.  Each of the Loan Parties hereby consents to this Second Amendment and confirms and reaffirms (i) that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby, (ii) its guaranty of the Obligations, (iii) its prior pledges and grants of security interests and Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents and (iv) such Guarantees, prior pledges and grants of security interests and liens on the Collateral to secure the Obligations, as applicable, shall continue to be in full force and effect and shall continue to inure to the benefit of the Collateral Agent, the Lenders and the other Secured Parties.  This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

ENTRAVISION COMMUNICATIONS CORPORATION

By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ARIZONA RADIO, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ASPEN FM, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

CHANNEL FIFTY SEVEN, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

DIAMOND RADIO, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ENTRAVISION HOLDINGS, LLC
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ENTRAVISION SAN DIEGO, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

[Entravision – Signature Page to Second Amendment]

ENTRAVISION-TEXAS G.P., LLC
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ENTRAVISION-TEXAS L.P., INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ENTRAVISION-TEXAS LIMITED PARTNERSHIP
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

EVC COCINA HOLDINGS, LLC
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

LATIN COMMUNICATIONS GROUP INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

LOS CEREZOS TELEVISION COMPANY
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

LOTUS/ENTRAVISION REPS LLC
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

PULPO MEDIA, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

THE COMMUNITY BROADCASTING COMPANY OF SAN DIEGO, INCORPORATED
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

[Entravision – Signature Page to Second Amendment]

TODOBEBE, LLC
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

VISTA TELEVISION, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

[Entravision – Signature Page to Second Amendment]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Linda Mackey
Name:	Linda Mackey
Title:	Vice President

[Entravision - Signature Page to Second Amendment]